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                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS








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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statements of General Re Corporation and Subsidiaries on Form S-8 (File Numbers 2-62106, 275489, 33-60867, 33-6483, 33-33102 and 333-13341) of our report, dated January
30, 1997, on our audits of the consolidated financial statements and financial statement schedules of General Re Corporation and Subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, which is included in this Annual Report on Form 10-K.

                                                COOPERS & LYBRAND L.L.P.

New York, New York
March 11, 1997


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